Investment Strategy - iShares Large Cap Core Active ETF	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that, at the time of purchase, have a market capitalization within the range of companies included in the Russell 1000® Index (the “Russell 1000 Index”). The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Russell 1000 Index includes equity securities of issuers which range in size between approximately $1.03 billion and $4.94 trillion as of October 31, 2025. The Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Equity securities consist of common stock, preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Index, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
The Fund invests primarily in equity securities that BFA believes can maximize long term total return. BFA relies on the professional judgment of its portfolio managers to make investment decisions. The basic investment philosophy of the Fund is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may depart from its principal investment strategies and may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances. BFA’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).